                                                                EXHIBIT 10.1(f)

                                 July 29, 1997

Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower, 12th Floor
McLean, VA 22102

Ladies and Gentlemen:

     We refer to (i) the Senior Note Purchase Agreement dated as of January 19, 1996, as heretofore amended (as so amended, the "Initial Chatterjee Agreement"), among Global TeleSystems Group, Inc. (the "Company") and The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P., as purchasers (the "Initial Chatterjee Purchasers"); and (ii) the Senior Note Purchase Agreement dated as of June 6, 1996, as heretofore amended (as so amended, the "Additional Chatterjee Agreement"; the Initial Chatterjee Agreement and the Additional Chatterjee Agreement being, collectively, the "Chatterjee Agreements"), among the Company, and OSI, Winston Partners II LDC and Winston Partners II LLC, as purchasers (the "Additional Chatterjee Purchasers"; the Initial Chatterjee Purchasers and the Additional Chatterjee Purchasers being, collectively, the "Chatterjee Purchasers"). Terms defined or referenced in the Additional Chatterjee Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

     The Company and the Chatterjee Purchasers hereby agree as follows:

     1. (a) Section 9.11(e) of each Chatterjee Agreement is amended (the "Amendment") by substituting the following for the portion thereof immediately preceding the proviso contained therein:

          (e) additional Investments in the Company's Subsidiaries which (i) either (A) are made on or before December 31, 1996 and are reflected in the 1996 Forecast contained in Schedule 9.11 (under the heading "Projected Intercompany Balance YE 1996" and not under the heading "3/31/96 Balance"), or (B) are made on an aggregate basis after December 31, 1996 and on or before December 31, 1997 and are reflected in Schedule 9.11 (under the line item "Total" of the schedule "Projected Additional Intercompany Indebtedness as of December 31, 1997"), and (ii) consist of Indebtedness the proceeds of which are or will be used, directly or indirectly, for working capital, including Capital Expenditure, purposes of the Company's Subsidiaries, in each case in the ordinary course of business of such Subsidiaries;

     (b) Schedule 9.11 is amended by adding at the end thereof the Schedule, including accompanying notes, contained in Exhibit A hereto.
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        2. The Chatterjee Purchasers waive any and all Events of Default (as defined in the Initial Transaction Documents and the Transaction Documents to which they are respective parties) and any and all events ("Potential Defaults") that, with the giving of notice of lapse of time or both, would constitute Events of Default, to the extent that such Events of Default and Potential Defaults (i) arose on or before the date hereof and before giving effect to the Amendment and (ii) resulted from events, transactions, facts and circumstances that, immediately after giving effect to the Amendment, would not constitute Events of Default or Potential Defaults.

        3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        4. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Chatterjee Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Chatterjee Agreement or any term or provision thereof shall mean such Chatterjee Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Initial Transaction Documents and the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        5. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.



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        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                       Very truly yours,



THE OPEN SOCIETY INSTITUTE             WINSTON PARTNERS II LDC



By: /s/ GARY S. GLADSTEIN              By: /s/ PETER A. HURWITZ
    ------------------------------         -------------------------------------
    Name: George Soros and Susan           Name: Peter A. Hurwitz
          Weber Soros                      Title: Attorney-in-Fact
    Title: Trustees
    By: Gary S. Gladstein
        Attorney-in-Fact


CHATTERJEE FUND MANAGEMENT, L.P.       WINSTON PARTNERS II LLC



By: /s/ [ILLEGIBLE]                    By: Chatterjee Advisors L.L.C.
    ------------------------------         Its Sole Manager
    Its General Manager


By: /s/ PETER A. HURWITZ               By: /s/ PETER A. HURWITZ
    ------------------------------         -------------------------------------
    Name:                                  Name: Peter A. Hurwitz
    Title:                                 Title: Manager


                      Accepted and Agreed:

                      GLOBAL TELESYSTEMS GROUP, INC.



                      By: /s/ Vimal Agarwal
                          -------------------------------
                          Name: Vimal Agarwal
                          Title: Treasurer

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                                   Exhibit A

                         Global TeleSytems Group, Inc.

     Projected Additional Intercompany Indebtedness as of December 31, 1997

                                 $ in Thousands

                                                                    Amount
                                                                    ------
EDN Sovintel                                                           (900)
Hermes(4)                                                            62,000*
Monaco                                                                  300
Hungaro/Hungary/Eurohivo                                              4,200
Czech                                                                   500
TeleSystems Services                                                  5,300
Cellular(3)                                                          16,400**
Vostok Mobile                                                         5,300
Rusnet/TeleRoss/SFIT, Ltd.                                            8,800
Datacom/Sovam                                                         1,800
Ukranian TeleSystems Bancomsvyaz                                      8,400
China/V-Tech/Global Tongda                                            2,900
India/CDI                                                             1,800
China Investments/ACIC/Tianmu                                         6,000
Transpacific/GIT/China Rep                                            9,500
GTS Group (UK) LTD                                                    1,601
                                                                    -------
     Total                                                          133,900
                                                                    =======

 * Represents advance payment of equity. Intercompany loans will be converted to equity by September 30, 1997.

** Includes $15.0M paid to Lucent pending closure of $30M Chase loan.

See attached notes.
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                           1997 Projected Additional
                           Intercompany Indebtedness
                                 as of 12-31-97


Notes:

1.   Includes actuals through end of June, 1997.

2.   Excludes GTS holding companies' equity investment in operating companies.

3.   Cellular includes $15.0M paid to Lucent pending closure of $30M Chase loan.

4. Hermes includes promissory notes which are expected to be converted to equity by September 30, 1997.

5. The amounts indicated opposite each Subsidiary reflect either or both of the following: a) direct or indirect (back-to-back) loans to such Subsidiary, or its Subsidiaries, by the Company or other Subsidiaries and
     b) direct or indirect (back-to-back) loans from such Subsidiary, or its Subsidiaries, to any other Subsidiary. The aggregate additional amount of these intercompany loans (determined, without duplication, after giving effect to the loans described in the preceding sentence) does not exceed the respective amounts indicated opposite "TOTAL".